UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 19, 2005
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                             AMERICAN BILTRITE INC.
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               (Exact name of registrant as specified in charter)


        Delaware                       1-4773                04-1701350
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(State or other jurisdiction    (Commission File No.)      (IRS Employer
    of Incorporation)                                    Identification No.)


           57 River Street, Wellesley Hills, Massachusetts 02481-2097
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          (Address of principal executive offices, including zip code)


                                 (781) 237-6655
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2005, American Biltrite Inc.'s majority-owned subsidiary Congoleum Corporation ("Congoleum") entered into an amendment (the "Amendment") to Congoleum's debtor-in-possession credit facility, particularly the Ratification and Amendment Agreement and Loan and Security Agreement, with Wachovia Bank, National Association, the lender under Congoleum's debtor-in-possession credit facility. The amendment extended the maturity date of that facility for a year, until December 31, 2006. The Bankruptcy Court, approved the Amendment at a hearing held on December 19, 2005.


Item 2.03 Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.


Item 8.01 Other Events.

On December 21, 2005, Congoleum announced that active negotiations are underway with respect to the terms of a new plan of reorganization, which Congoleum expects to file with the Bankruptcy Court by February 3, 2006. Congoleum further announced that in connection with these negotiations, Congoleum anticipates that the trustee for the holders of Congoleum's 8.625% senior notes due in August 2008 will ask that a committee of bondholders be formed to negotiate treatment of their claims under the new plan. The Bankruptcy Court has scheduled a hearing on April 13, 2006 to consider the adequacy of the plan disclosure statement. In addition, Congoleum announced that it now appears that achieving a consensual plan with the asbestos claimants is going to require concessions on the part of Congoleum's bondholders, as well as concessions on the part of Congoleum's shareholders, which would include American Biltrite Inc. Congoleum further stated that it hoped that any new plan would be confirmed during the second half of 2006.

On December 31, 2003, Congoleum filed a voluntary petition with the United States Bankruptcy Court for the District of New Jersey (Case No. 03-51524) seeking relief under Chapter 11 of the United States Bankruptcy Code as a means to resolve claims asserted against it related to the use of asbestos in its products decades ago.

Forward-Looking Statements

Some of the information presented in this Current Report on Form 8-K constitutes "forward-looking statements," within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks, uncertainties and assumptions. These forward-looking statements are based on American Biltrite Inc.'s expectations, and American Biltrite Inc.'s understanding of Congoleum's expectations, as of the date of this report, of future events, and American Biltrite Inc. undertakes no obligation to update any of these forward-looking statements except as required by the federal securities laws. Although American Biltrite Inc. believes that these expectations are based on reasonable assumptions, within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not differ materially from its expectations. Readers are cautioned not to place undue reliance on any forward-looking statements. There can be no assurance that Congoleum will be


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successful in obtaining confirmation of any Chapter 11 plan of reorganization in a timely manner or at all. Any plan of reorganization pursued by Congoleum or confirmed by the bankruptcy court could vary significantly from the most recent version of the plan filed with the Bankruptcy Court by Congoleum, including with respect to the matters described in this report. Furthermore, the estimated costs and contributions required to confirm and to effect any plan of reorganization could be significantly greater than currently estimated. Any plan of reorganization pursued by Congoleum will be subject to numerous conditions, approvals and other requirements, including bankruptcy court approvals, and there can be no assurance that such conditions, approvals and other requirements will be satisfied or obtained.

Some additional factors that could cause actual results to differ from Congoleum's and American Biltrite Inc.'s objectives for resolving asbestos liability include: (i) the future cost and timing of estimated asbestos liabilities and payments; (ii) the availability of insurance coverage and reimbursement from insurance companies that underwrote the applicable insurance policies for Congoleum and American Biltrite Inc. for asbestos-related claims;
(iii) the costs relating to the execution and implementation of any plan of reorganization pursued by Congoleum; (iv) timely reaching an agreement with other creditors, or classes of creditors, that exist or may emerge; (v) American Biltrite Inc.'s and Congoleum's satisfaction of the conditions and obligations under their respective outstanding debt instruments, and amendment of those outstanding debt instruments, as necessary, to permit Congoleum and American Biltrite Inc. to satisfy their obligations under Congoleum's proposed plan of reorganization; (vi) the response from time-to-time of American Biltrite Inc.'s and Congoleum's lenders, customers, suppliers and other constituencies to the Chapter 11 process and related developments arising from the strategy to settle asbestos liability; (vii) Congoleum's ability to maintain debtor-in-possession financing sufficient to provide it with funding that may be needed during the pendency of its Chapter 11 case and to obtain exit financing sufficient to provide it with funding that may be needed for its operations after emerging from the bankruptcy process, in each case, on reasonable terms; (viii) timely obtaining sufficient creditor and court approval of any reorganization plan and the overruling by the bankruptcy court of any objections that may be filed in connection with the plan; (ix) developments in, costs associated with and the outcome of insurance coverage litigation pending in New Jersey State Court involving Congoleum and certain insurers; (x) developments in, and the outcome of, proposed federal legislation that, if adopted, would establish a national trust to provide compensation to victims of asbestos-related injuries that would be funded in part by assessments against companies with asbestos-related liabilities such as American Biltrite Inc. and Congoleum; and (xi) compliance with the Bankruptcy Code, including section 524(g). In addition, in view of American Biltrite Inc.'s relationships with Congoleum, American Biltrite Inc. could be affected by Congoleum's negotiations, and there can be no assurance as


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to what that impact, positive or negative, might be. In any event, the failure of Congoleum to obtain sufficient creditor and court approval of a Congoleum plan of reorganization and confirmation and consummation of that plan would have a material adverse effect on Congoleum's business, results of operations or financial condition and could have a material adverse effect on American Biltrite Inc.'s business, results of operations or financial condition. Other factors that could cause or contribute to actual results differing from its expectations include those factors discussed in American Biltrite Inc.'s other filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 23, 2005                  AMERICAN BILTRITE INC.


                                         By: /s/ Howard N. Feist III
                                             -------------------------
                                             Name: Howard N. Feist III
                                             Title: Chief Financial Officer


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